AMENDED AND RESTATED GUARANTY FEE AGREEMENT

THIS AMENDED AND RESTATED GUARANTY FEE AGREEMENT (this "**Second Amended Agreement**") is made as of January 1, 2023 (the "**Effective Date**"), by and between Jonathan P. Carroll ("Guarantor") and Lazarus Energy, LLC, a Delaware limited liability company ("**LE**"). Guarantor and LE are sometimes referred to herein as the "**Parties**".

WHEREAS, on June 22, 2015, Guarantor and LE entered that certain Guaranty Fee Agreement (the "Original Agreement") wherein Guarantor received fees for providing a personal guarantee on repayment of funds borrowed and interest accrued under a certain LE loan agreement;

WHEREAS, LE entered a Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "**Loan Agreement**") dated June 22, 2015, with Sovereign Bank, later succeeded in interest by merger by Veritex community Bank ("**Lender**"), as evidenced by that certain Promissory Note (the "**Note**") of even date with the Loan Agreement, in the original principal sum of TWENTY-FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00);

WHEREAS, as a condition precedent to Lender's obligations to extend credit to LE under the Loan Agreement, Lender required the execution and delivery of an unconditional guaranty as security for the obligations of LE under the Loan Agreement and Note;

WHEREAS, Guarantor entered a United States Department of Agriculture Rural Development Unconditional Guarantee, Business and Industry Guaranteed Loan Program (as amended, restated, supplemented or otherwise modified from time to time, the "**Guaranty**") of even date with the Loan Agreement and Note in favor of Lender to secure LE's obligations under the Loan Agreement and Note;

WHEREAS, on April 1, 2017, Guarantor and LE entered the Amended and Restated Guaranty Fee Agreement (the "**First Amended Agreement**") wherein Guarantor received fees for providing a personal guarantee on repayment of funds borrowed and interest accrued under the Loan Agreement; and

WHEREAS, LE and Guarantor desire to revise the payment terms of the First Amended Agreement.

NOW, THEREFORE, in consideration of the Guaranty and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by LE, the Parties agree as follows:

1. Payment of Fee. LE shall pay Guarantor or assignee a fee in an amount equal to two percent (2.00%) per annum (the "**Guaranty Fee**"), paid monthly, of the outstanding principal balance owed under the Loan Agreement (the "**Guaranty Fee Basis**"). Amounts payable to Guarantor as the Guaranty Fee shall be paid 100% in cash.

2. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without reference to any conflict of law provision.

3. Counterparts. This Agreement may be executed in multiple counterparts, including counterparts transmitted by facsimile, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Parties have executed this Amended Agreement as of the Effective Date.

LAZARUS ENERGY, LLC	JONATHAN P. CARROLL
By: Jonathan Carroll (Mar 14, 2023 10:01 CDT)	By: Jonathan Carroll (Mar 14, 2023 10:01 CDT)
Jonathan P. Carroll	Jonathan P. Carroll

Amended & Restated LE Guaranty Fee Agreement 1-1-23 $25M

Final Audit Report 2023-03-14

Created:	2023-03-14
By:	Ty Graham (tylermurrellgraham@gmail.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAApJx7mJHfDrkFYenu2tpGVn41S84o_4p-

"Amended & Restated LE Guaranty Fee Agreement 1-1-23 $25 M" History

- Document created by Ty Graham (tylermurrellgraham@gmail.com)
  2023-03-14 - 3:00:15 PM GMT- IP address: 99.1.46.45

- Document emailed to Jonathan Carroll (jcarroll@lazarusenergy.com) for signature
  2023-03-14 - 3:01:09 PM GMT

- Email viewed by Jonathan Carroll (jcarroll@lazarusenergy.com)
  2023-03-14 - 3:01:39 PM GMT- IP address: 69.147.86.248

- Document e-signed by Jonathan Carroll (jcarroll@lazarusenergy.com)
  Signature Date: 2023-03-14 - 3:01:55 PM GMT - Time Source: server- IP address: 108.250.11.161

- Agreement completed.
  2023-03-14 - 3:01:55 PM GMT